EcoLogical Strategy ETF

(formerly Huntington Ecological Strategy ETF)

NYSE Arca Ticker: HECO

SUMMARY PROSPECTUS

SEPTEMBER 1, 2016

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://strategysharesetfs.com/literature-forms/, You can also get this information at no cost by calling 1-855-4SS-ETFS or (855)-477-3837, emailing info@strategysharesetfs.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you purchase or sell shares of the Fund in the secondary market through your financial institution, your financial institution may assess brokerage commissions or other charges to process the transactions.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	2.97%
Acquired Fund Fees and Expenses	None
Total Annual Operating Expenses	3.57%
Fee Waiver/Expense Reimbursement(1)	(2.62)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%

(1)	Rational Advisors, Inc. (“Advisor”) has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.95% of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2017. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap at the time of such reimbursement and any expense limited in place at the time to be exceeded.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contracted period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$851	$1,626	$3,663

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

The Fund’s portfolio turnover rate was 107% of the average value of its portfolio for the fiscal year ending April 30, 2016.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) and, under normal conditions, will invest at least 80% of its net assets (plus borrowings for investment purposes) in the exchange-listed equity securities of ecologically-focused companies.

The Fund will primarily invest (at least 65% of total assets) in the U.S. exchange-listed common stock of ecologically-focused companies organized in the U.S. (“U.S. Companies”). The Fund, however, may also invest up to 35% of total assets in the exchange-listed common stock (or the equivalent thereof) and sponsored American Depositary Receipts (“ADRs”) of ecologically-focused companies organized outside the U.S. (“Foreign Companies”). Sponsored ADRs are securities issued by a U.S. bank or trust company with the cooperation of a foreign company evidencing ownership of underlying securities issued by that foreign company. The Fund may invest in companies of all sizes.

The Advisor will apply the following ecologically-focused criteria to identify the equity securities of U.S. and Foreign Companies. Ecologically-focused companies are companies that have positioned their business to respond to increased environmental legislation, cultural shifts towards environmentally conscious consumption, and capital investments in environmentally oriented projects. These companies include, but are not limited to, all U.S. and Foreign Companies that are components of one or more well-recognized environmentally-focused indices (such as the Dow Jones Sustainability Indexes and the DB NASDAQ OMX Clean Tech Index).

The Fund will also invest in ecologically-focused companies which are not included in a well-recognized environmentally-focused index but generate at least ⅓ of their revenues from activities aligned with one or more of the following environmental themes (“Environmental Themes”):

•         Alternative renewable power such as solar, wind, geothermal, hydro or biomass;

•         Alternative renewable fuel such as biofuel, biomass or hydrogen;

•         Alternative engines such as electric, flywheel or micro turbines;

•         Energy efficiency such as energy efficient building materials, power, lighting, heating, or fuel;

•         Resource conservation/healthier use of resources such as recycling or renewable materials; and

•         Healthy lifestyle such as pollution control or organic foods.

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A company that is not included in a well-recognized environmentally-focused index or does not generate 1/3 of its revenue from activities aligned with one or more Environmental Themes shall also be considered an ecologically-focused company if the Advisor believes that environmentally conscious trends such as a stronger demand for chemical-free cleaning and farming, recycling, alternative fuel and energy, energy efficiency, pollution control, or environmental cleanup/restoration will positively impact that company’s future revenue (“Environmentally Conscious Companies”). Ecologically-focused companies also include those companies that the Advisor believes demonstrate sustainable environmental practices (“Other Environmental Companies”). Sustainable environmental practices include, but are not limited to, demonstrated progress in:

  Improving energy and resource efficiency;
  Reducing emissions from business operations;
  Financial and operational support of renewable materials and less polluted energy sources; or
  Using or promoting the use of efficient buildings (measured by such labels as LEED or Energy Star).

The Fund’s investment in the securities of Environmentally Conscious Companies and Other Environmental Companies will be limited to 10% of the Fund’s total assets.

The strategy of investing in ecologically-focused companies may result in the Fund investing greater than 25% of its total assets in one or more market sectors (“Sectors”). A Sector is a large grouping of companies operating within the market that share similar characteristics. The ten most commonly recognized market Sectors are: utilities, consumer staples, information technology, healthcare, financials, energy, consumer discretionary, materials, industrials, and telecommunication services. Sectors are comprised of multiple individual industries. The Fund will not invest more than 25% of its total assets in an individual industry as defined by the Standard Industrial Classification Codes utilized by the Division of Corporation Finance of the U.S. Securities and Exchange Commission.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All ETFs, including the Fund, take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value per share (“NAV”), market price and returns include:

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Ecological Investment Risk. The Fund’s ecological investment criteria limit the types of investments the Fund may make. This could cause the Fund to underperform other funds that do not have an ecological focus.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances. Individual shares of the Fund are not redeemable.

Foreign Custodial Services Risk. Custodial services are generally more expensive in foreign jurisdictions than in the U.S. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the U.S., it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

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Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time.

Market Price Variance Risk. There may be times when the market price per share and NAV of the Fund may vary significantly, and because most investors buy and sell shares of the Fund in the secondary market at market price, investors may pay more than NAV when buying Fund shares, and receive less than NAV when selling Fund shares. In addition, investors will incur certain transaction costs in purchasing and selling Fund shares in the secondary market.

Mid/Small-Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Sector Risk. If the Fund invests more than 25% of its total assets in securities of issuers within a particular Sector, it is subject to increased risk. Performance will generally depend on the performance of the Sector, which may differ in direction and degree from that of the overall U.S. stock markets. In addition, financial, economic, business and political developments affecting the Sector may have a greater effect on the Fund than they would if the Fund did not focus on that Sector.

Performance: Bar Chart and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. The annual returns in the bar chart which follows do not reflect payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower. Updated performance information will be available at www.strategysharesetfs.com or by calling (855) 4SS-ETFS or (855) 477-3837.

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Best Quarter	Q3 2013	8.47%
Worst Quarter	Q3 2015	(6.19)%

The Fund’s year-to-date return as of June 30, 2016 was 1.86%

	Average Annual Total Return Table (for the periods ended December 31, 2015)

	1 Year	Since Inception*
EcoLogical Strategy ETF
Returns before taxes	0.96%	12.56%
Returns after taxes on distributions(1)	0.00%	12.07%
Returns after taxes on distributions and sales of Fund Shares(1)	1.36%	9.90%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)(2)	0.30%	14.64%

(1)	After tax returns are calculated assuming the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.
(2)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. An investor cannot invest directly in an index.

*Since June 18, 2012.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Rational Advisors, Inc. Members of the Advisor’s portfolio management team manage the Fund. David Miller, a senior portfolio manager of the Advisor, and Michael Schoonover, a portfolio manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as a Portfolio Manager of the Fund since 2016.

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Purchase and Sale of Shares

You may purchase and sell individual Fund shares on the NYSE Arca, Inc. (“Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund only offers and redeems shares on a continuous basis at NAV in large blocks of shares, currently 25,000 shares (“Creation Unit”). Creation Units are available for purchase and redemption on each Business Day. Generally, Creation Units are offered and redeemed on an in-kind basis. Except under limited circumstances, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will receive an in-kind transfer of specified securities (“Redemption Instruments”). If there is a difference between the net asset value of a Creation Unit being purchased or redeemed and the Deposit Instruments or Redemption Instruments exchanged for the Creation Unit, the party conveying the instruments with the lower value will also pay to the other an amount in cash equal to that difference.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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